                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2743

                          SCUDDER STRATEGIC INCOME FUND
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Strategic Income Fund

Annual Report to Shareholders

October 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during the 5 and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/04
Scudder Strategic Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	12.01%	10.94%	6.34%	6.63%
Class B	11.03%	10.09%	5.39%	5.64%
Class C	11.08%	10.23%	5.61%	5.83%
Lehman Brothers Government/Credit Index+	5.57%	5.74%	7.87%	7.86%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/04	$ 4.76	$ 4.76	$ 4.79
10/31/03	$ 4.53	$ 4.52	$ 4.56
Distribution Information: Twelve Months: Income Dividends as of 10/31/04	$ .30	$ .25	$ .26
October Income Dividend	$ .0235	$ .0195	$ .0200
Class A Lipper Rankings — Multi-Sector Income Funds as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	5	of	111	5
3-Year	31	of	94	33
5-Year	60	of	90	66
10-Year	27	of	38	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Strategic Income Fund — Class A [] Lehman Brothers Government/Credit Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/04
Scudder Strategic Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,697	$13,039	$12,988	$18,139
	Average annual total return	6.97%	9.25%	5.37%	6.14%
Class B	Growth of $10,000	$10,803	$13,143	$12,909	$17,309
	Average annual total return	8.03%	9.54%	5.24%	5.64%
Class C	Growth of $10,000	$11,108	$13,392	$13,139	$17,628
	Average annual total return	11.08%	10.23%	5.61%	5.83%
Lehman Brothers Government/ Credit Index+	Growth of $10,000	$10,557	$11,824	$14,607	$21,316
	Average annual total return	5.57%	5.74%	7.87%	7.86%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004
Actual Fund Return	Class A	Class B	Class C
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,074.40	$ 1,069.60	$ 1,070.00
Expenses Paid per $1,000*	$ 5.32	$ 9.62	$ 9.57
Hypothetical 5% Fund Return	Class A	Class B	Class C
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,020.08	$ 1,015.96	$ 1,015.91
Expenses Paid per $1,000*	$ 5.18	$ 9.37	$ 9.32

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C
Scudder Strategic Income Fund	1.02%	1.84%	1.83%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Strategic Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Strategic Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Jan C. Faller, CFA

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

Joined Deutsche Asset Management in 1999 and the fund in 2000 after nine years of experience as investment manager for PanAgora Asset Management and banking officer for Wainwright Bank & Trust Co.

Portfolio manager for Enhanced Strategies & Mutual Funds Group: New York.

MBA, Amos Tuck School, Dartmouth College.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in March 1998 and the fund in 2002.

Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2002 after five years as a fixed income analyst at Fidelity Investments.

Head of Fixed Income Enhanced Strategies and Mutual Funds Group and portfolio manager for structured grade and enhanced fixed income strategies underlying retail mutual fund and institutional mandates: New York.

MBA, Yale University.

In the following interview, Portfolio Manager Jan C. Faller discusses market conditions and investment strategy during Scudder Strategic Income Fund's most recent fiscal year ended October 31, 2004.

Q:  How did the fund perform over the 12-month period ended October 31?

A:  For the 12-month period ended October 31, 2004, the fund's Class A shares provided a strong 12.01% total return (unadjusted for sales charges, which, if included, would have reduced performance), compared with the 5.57% total return of the fund's benchmark, the unhedged Lehman Brothers Government/Credit Index.1 (Please see pages 3 through 5 for performance of other share classes.) The fund also outperformed the 9.06% average return of its peers in the Lipper Multi-Sector Income Funds category.2

1 The Lehman Brothers Government/Credit Index is composed of US government Treasury and agency securities, and corporate Yankee bonds. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

2 The Lipper Multi-Sector Income Funds category includes funds that seek current income by allocating assets among several different fixed-income securities (with no more than 65% in any one sector except for defensive purposes), including US and foreign governments, with a significant portion of assets in securities rated below investment grade. It is not possible to invest directly in the Lipper category.

Q:  Will you discuss the general market environment for the sectors in which the fund was invested during the period?

A:  The past 12 months provided a healthy fixed-income environment and an especially favorable one for emerging markets and high-yield bonds. The environment began to shift somewhat in early April when the Federal Reserve Board (the "Fed") said it would begin to move away from its accommodative stance, and hinted that it would soon begin to raise short-term interest rates. At first, the fixed-income markets reacted to the announcement by driving bond prices sharply lower, causing yields to spike. But investors gradually regrouped as they realized growth was not sufficiently strong to cause the Fed to move as aggressively as it had in 1994 (when at one point the Fed raised short-term interest rates 75 basis points at one meeting). In turn, high-yield and emerging markets spreads versus Treasuries gradually tightened, and high-yield and emerging markets bond prices rose. Thus, the past 12 months were a positive environment for so-called spread sectors, such as high yield and emerging-market bonds, because just enough economic recovery was present to keep corporate balance sheets of high-yield issuers healthy and allow the "carry trade" profitable for emerging markets investors.3 In addition, because central banks around the world could raise interest rates at a measured, rather than an aggressive, pace the fundamental outlook for emerging market countries improved.

3 The carry trade is accomplished when investors borrow short-term and invest longer-term in fixed-income instruments such as emerging markets bonds to capture higher yields.

Q:  How did the fund's allocations and country selection affect performance?

A:  Compared with its peers, the fund held overweight positions in high-yield bonds, emerging-market bonds and non-US dollar currencies during the 12-month period. Each of these positions significantly helped performance during a portion of the period. Among emerging markets investments, country selection also boosted performance. Early in the period, the fund emphasized lower-quality emerging markets credits because of our positive outlook for the sector. When we decided that the market had become fairly valued, we began to focus on short-term trades within particular countries. This strategy also worked well for the fund.

Q:  Will you comment on how country-specific events have affected emerging markets' performance?

A:  In the early part of the period, all eyes were fixed on Brazil to see whether President Lula could succeed at reining in inflation without jeopardizing economic growth. The news was as good as could have been hoped for — so far, the Lula administration's monetary and fiscal policies have worked well. As Brazil's performance sets the tone for emerging markets, its success has sowed additional confidence among emerging markets investors. In addition, sharp increases in crude oil prices have boosted the balance sheets of several emerging markets countries, most notably Russia. Turkey also benefited from demonstrable progress toward eventually joining the European Economic Union. The only unfavorable news for the emerging markets during the period came from the Kirchner administration in Argentina. President Kirchner has been far less sensitive to market interests than his counterpart in Brazil has been. Kirchner initially offered unattractive terms for the restructuring of Argentina's defaulted debt, and while his stance has since softened moderately, we continue to await the results of ongoing debt negotiations. The fund has a small position in Argentinean debt, which we acquired after the country declared bankruptcy. This position has performed well for the fund thus far.

Q:  How is the remainder of the fund's portfolio allocated?

A:  Much of the remainder of the portfolio is invested in high-quality sovereign bonds, focusing on the major capitalized countries, including the United Kingdom, countries within the European Union and Japan. The fund also invests in US Treasury bonds. As a result, the fund is invested in high-quality as well as lower-quality bonds but no investment-grade bonds. We "barbell" the fund's credit exposure this way to make it easier for us to distinguish between the fund's levels of credit risk and interest rate risk, and to manage both types of risk.

Q:  How did the fund's currency stance influence performance?

A:  Approximately 23% of the portfolio was invested in nondollar assets in the period. Currency exposure benefited the fund early as well as late in the period. The dollar weakened significantly last November as it became clear that the United States labor market was not growing as rapidly as expected and that the economic recovery in the United States would be moderate. The prospect of lower rates for a longer time made the US dollar less attractive relative to other currencies. The dollar remained in a trading range until October 2004, when pressures grew on the dollar over investor dissatisfaction with the Bush administration's deficit-spending policies (when the market perceived that Bush would win the presidential election) and concerns over the United States' continued need for heavy capital flows from around the world to finance its debt. The dollar fell sharply against all major currencies in October. The fund's exposure in non-US assets proved beneficial and contributed to total return.

Q:  How do you assess emerging markets and the high-yield market at present?

A:  At the moment, we are reasonably confident that inflation will not be a major obstacle to favorable fixed-income performance. US wages are stable and major corporations can still export labor to countries where it is less expensive, which we believe means that a worldwide economic recovery can take place without significant wage and price inflation. In turn, the Fed can move at a measured pace to raise short-term interest rates. This scenario continues to be favorable for the bond market.

Going forward, we will carefully monitor the statements and actions of the US Federal Reserve as well as those of other major central banks. We believe that Scudder Strategic Income Fund remains an attractive vehicle for investors seeking high current return.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2004

Portfolio Composition (Excludes Securities Lending Collateral)	10/31/04	10/31/03

Corporate Bonds	42%	42%
Foreign Bonds — US Denominated	23%	18%
Foreign Currency Bonds	22%	14%
US Government Backed	8%	23%
Cash Equivalents	1%	2%
Other	4%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	10/31/04	10/31/03

AAA*	22%	31%
AA	9%	6%
A	6%	6%
BBB	6%	4%
BB	18%	15%
B	31%	31%
CCC and CC	8%	6%
Below CC	—	1%
	100%	100%

* Includes cash equivalents

Interest Rate Sensitivity	10/31/04	10/31/03

Average maturity	7.5 years	7.2 years
Average duration	5.2 years	5.1 years

Portfolio composition, quality and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2004

	Principal Amount ($) (c)	Value ($)

Corporate Bonds 42.1%
Consumer Discretionary 8.7%
Adesa, Inc., 7.625%, 6/15/2012	260,000	271,700
Advertising Directory Solution, 144A, 9.25%, 11/15/2012	270,000	281,813
AMC Entertainment, Inc., 144A, 8.0%, 3/1/2014	605,000	580,800
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	455,000	457,275
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	525,000	491,531
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	485,000	471,662
Cablevision Systems New York Group:
144A, 6.669%**, 4/1/2009 (f)	150,000	158,250
144A, 8.0%, 4/15/2012	190,000	204,250
Caesars Entertainment, Inc., 9.375%, 2/15/2007	170,000	189,975
Carrols Corp., 9.5%, 12/1/2008 (f)	310,000	319,688
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	1,245,000	793,537
9.625%, 11/15/2009 (f)	855,000	692,550
10.25%, 9/15/2010	1,435,000	1,492,400
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	585,000	627,412
CSC Holdings, Inc., 7.875%, 12/15/2007 (f)	610,000	657,275
Denny's Corp/Holdings, Inc., 144A, 10.0%, 10/1/2012 (f)	225,000	233,438
Dex Media East LLC/Financial, 12.125%, 11/15/2012	1,730,000	2,149,525
DIMON, Inc.:
7.75%, 6/1/2013	385,000	383,075
Series B, 9.625%, 10/15/2011	1,150,000	1,227,625
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012	160,000	165,000
Series B, 9.0%, 5/1/2009	40,000	37,350
Series D, 9.0%, 5/1/2009 (f)	355,000	339,912
EchoStar DBS Corp.:
6.375%, 10/1/2011	180,000	186,525
144A, 6.625%, 10/1/2014	245,000	250,513
EPL Intermediate, Inc., Step-up Coupon, 0% to 3/15/2009, 12.5% to 3/15/2010	315,000	203,175
Foot Locker, Inc., 8.5%, 1/15/2022	175,000	187,250
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (f)	535,000	510,925
General Motors Corp., 8.25%, 7/15/2023	340,000	354,177
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	190,000	158,650
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	720,000	0
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	485,000	374,663
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008	455,000	424,288
Jacobs Entertainment Co., 11.875%, 2/1/2009	840,000	957,600
Kellwood Co., 7.625%, 10/15/2017	100,000	110,344
Levi Strauss & Co.:
7.0%, 11/1/2006 (f)	385,000	376,819
12.25%, 12/15/2012 (f)	285,000	294,262
LIN Television Corp., 6.5%, 5/15/2013	25,000	25,750
Mediacom LLC, 9.5%, 1/15/2013 (f)	910,000	891,800
MGM MIRAGE, 8.375%, 2/1/2011 (f)	800,000	902,000
NCL Corp., 144A, 10.625%, 7/15/2014	445,000	462,800
Norcraft Holdings/Capital, 144A, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	480,000	352,800
Paxson Communications Corp., 10.75%, 7/15/2008 (f)	365,000	367,738
PEI Holding, Inc., 11.0%, 3/15/2010	485,000	563,206
Petro Stopping Centers, 9.0%, 2/15/2012	765,000	818,550
Premier Entertainment Biloxi LLC\Finance, 10.75%, 2/1/2012	415,000	441,975
PRIMEDIA, Inc.:
144A, 7.086%**, 5/15/2010	680,000	705,500
8.875%, 5/15/2011 (f)	310,000	323,175
Remington Arms Co., Inc., 10.5%, 2/1/2011	328,000	290,280
Renaissance Media Group LLC, 10.0%, 4/15/2008	490,000	507,150
Rent-Way, Inc., 11.875%, 6/15/2010	325,000	362,375
Restaurant Co., 11.25%, 5/15/2008	680,410	683,812
Sbarro, Inc., 11.0%, 9/15/2009 (f)	480,000	455,400
Schuler Homes, Inc., 10.5%, 7/15/2011	530,000	609,500
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	1,170,000	1,228,500
8.75%, 12/15/2011	530,000	577,700
Sonic Automotive, Inc., 8.625%, 8/15/2013	695,000	734,962
Toys "R" Us, Inc.:
7.375%, 10/15/2018	860,000	799,800
7.875%, 4/15/2013	445,000	446,112
True Temper Sports, Inc., 8.375%, 9/15/2011	275,000	250,250
Trump Holdings & Funding, 12.625%, 3/15/2010	380,000	404,700
TRW Automotive, Inc., 11.0%, 2/15/2013	405,000	481,950
United Auto Group, Inc., 9.625%, 3/15/2012	525,000	584,062
Venetian Casino Resort LLC, 11.0%, 6/15/2010	350,000	402,063
VICORP Restaurants, Inc., 10.5%, 4/15/2011	235,000	235,000
Visteon Corp.:
7.0%, 3/10/2014 (f)	255,000	239,700
8.25%, 8/1/2010 (f)	495,000	514,800
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	380,000	404,700
Williams Scotsman, Inc., 9.875%, 6/1/2007 (f)	650,000	624,000
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011 (f)	415,000	394,250
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	508,778	511,958
Young Broadcasting, Inc., 8.75%, 1/15/2014 (f)	720,000	698,400
		34,911,952
Consumer Staples 1.3%
Agrilink Foods, Inc., 11.875%, 11/1/2008	258,000	268,965
B&G Foods, Inc.:
8.0%, 10/1/2011	90,000	94,950
12.0%, 10/30/2016	10,000	74,600
Duane Reade, Inc., 144A, 9.75%, 8/1/2011 (f)	525,000	504,000
Gold Kist, Inc., 10.25%, 3/15/2014	198,000	221,760
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	425,000	221,000
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012 (f)	210,000	213,150
Pinnacle Foods Holding Corp.:
144A, 8.25%, 12/1/2013	535,000	505,575
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	180,000	181,800
Revlon Consumer Products Corp., 9.0%, 11/1/2006	450,000	443,250
Rite Aid Corp.:
6.875%, 8/15/2013 (f)	598,000	535,210
11.25%, 7/1/2008	665,000	724,850
Standard Commercial Corp., 8.0%, 4/15/2012	255,000	262,650
Swift & Co., 12.5%, 1/1/2010	425,000	472,812
United Agri Products, Inc., 144A, 8.25%, 12/15/2011	100,000	108,000
Wornick Co., 144A, 10.875%, 7/15/2011	445,000	480,600
		5,313,172
Energy 2.5%
Avista Corp., 9.75%, 6/1/2008	730,000	861,651
Chesapeake Energy Corp.:
6.875%, 1/15/2016	495,000	529,650
9.0%, 8/15/2012	165,000	190,162
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	530,000	539,275
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (f)	110,000	106,425
7.125%, 5/15/2018	425,000	376,125
7.625%, 10/15/2026	90,000	78,525
144A, 9.875%, 7/15/2010	435,000	494,269
Edison Mission Energy, 7.73%, 6/15/2009	1,010,000	1,075,650
El Paso Production Holding Corp., 7.75%, 6/1/2013	620,000	646,350
Mission Energy Holding Co., 13.5%, 7/15/2008	90,000	114,075
Mission Resources Corp., 9.875%, 4/1/2011	405,000	431,325
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	600,000	609,000
ON Semiconductor Corp., 13.0%, 5/15/2008 (f)	845,000	954,850
Pemex Project Funding Master Trust, 6.375%, 8/5/2016	400,000	528,902
Pride International, Inc., 144A, 7.375%, 7/15/2014	80,000	90,000
Southern Natural Gas, 8.875%, 3/15/2010 (f)	330,000	371,663
Stone Energy Corp., 8.25%, 12/15/2011	660,000	716,100
Williams Cos., Inc.:
8.125%, 3/15/2012 (f)	650,000	763,750
8.75%, 3/15/2032	395,000	448,325
		9,926,072
Financials 11.4%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	855,000	899,887
Alamosa Delaware, Inc.:
Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	256,000	272,640
8.5%, 1/31/2012 (f)	55,000	58,300
AmeriCredit Corp., 9.25%, 5/1/2009	1,075,000	1,142,187
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	235,000	143,488
BF Saul REIT, 7.5%, 3/1/2014	745,000	761,763
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	340,000	351,900
DFG Holdings, Inc.:
144A, 13.95%, 5/15/2012	174,496	174,496
144A, 16.0%, 5/15/2012	176,208	194,710
Dow Jones CDX, 144A, Series 3-1, 7.75%, 12/29/2009	28,000,000	28,787,500
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	690,000	727,950
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	635,000	740,479
FINOVA Group, Inc., 7.5%, 11/15/2009	3,110,800	1,415,414
Poster Financial Group, Inc., 8.75%, 12/1/2011 (f)	350,000	366,625
PXRE Capital Trust I, 8.85%, 2/1/2027	410,000	410,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	650,000	508,625
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	155,000	189,488
Tennessee Valley Authority, "A", 6.79%, 5/23/2012	5,750,000	6,673,565
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	110,000	115,500
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	665,000	555,275
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	335,000	256,275
UGS Corp., 144A, 10.0%, 6/1/2012	205,000	229,600
Universal City Development, 11.75%, 4/1/2010	695,000	809,675
		45,785,342
Health Care 1.1%
AmeriPath, Inc., 10.5%, 4/1/2013 (f)	410,000	401,800
AmerisourceBergen Corp., 7.25%, 11/15/2012	85,000	92,225
Curative Health Services, Inc., 10.75%, 5/1/2011	370,000	329,300
Encore Medical Corp., 144A, 9.75%, 10/1/2012	270,000	264,600
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (f)	450,000	452,250
HEALTHSOUTH Corp., 10.75%, 10/1/2008	250,000	260,625
InSight Health Services Corp., Series B, 9.875%, 11/1/2011 (f)	280,000	280,000
Interactive Health LLC, 144A, 7.25%, 4/1/2011	325,000	282,750
National Mentor, Inc., 144A, 9.625%, 12/1/2012	200,000	200,000
Tenet Healthcare Corp., 6.375%, 12/1/2011	2,050,000	1,870,625
		4,434,175
Industrials 5.2%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	335,000	361,800
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	420,000	441,000
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	1,530,000	1,411,425
AMI Semiconductor, Inc., 10.75%, 2/1/2013	77,000	90,283
Avondale Mills, Inc.:
144A, 8.75%, 7/1/2012	469,000	422,100
10.25%, 7/1/2013 (f)	180,000	106,200
Browning-Ferris Industries:
7.4%, 9/15/2035	135,000	115,087
9.25%, 5/1/2021	180,000	188,550
Cenveo Corp., 7.875%, 12/1/2013	355,000	342,575
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	315,000	337,050
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	925,000	988,594
Collins & Aikman Products, 10.75%, 12/31/2011 (f)	705,000	703,237
Congoleum Corp., 8.625%, 8/1/2008*	310,000	279,000
Continental Airlines, Inc., 8.0%, 12/15/2005 (f)	465,000	427,800
Cornell Cos., Inc., 144A, 10.75%, 7/1/2012	545,000	568,162
Corrections Corp. of America, 9.875%, 5/1/2009	560,000	630,000
Dana Corp.:
7.0%, 3/1/2029	730,000	715,400
9.0%, 8/15/2011	470,000	559,300
Delta Air Lines, Inc.:
7.9%, 12/15/2009 (f)	400,000	186,000
8.3%, 12/15/2029 (f)	200,000	72,000
Erico International Corp., 8.875%, 3/1/2012	300,000	313,500
Evergreen International Aviation, Inc., 12.0%, 5/15/2010 (f)	205,000	127,100
Golden State Petroleum Transportation Co., 8.04%, 2/1/2004	330,000	336,290
GS Technologies Operating Co., 12.0%, 9/1/2024*	269,411	674
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	490,000	540,225
IMCO Recycling Escrow, Inc., 144A, 9.0%, 11/15/2014	20,000	20,000
Interface, Inc., 9.5%, 2/1/2014	165,000	178,613
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	700,000	780,500
Joy Global, Inc., Series B, 8.75%, 3/15/2012	60,000	67,800
Kansas City Southern:
7.5%, 6/15/2009	620,000	644,800
9.5%, 10/1/2008	780,000	867,750
Laidlaw International, Inc., 10.75%, 6/15/2011	460,000	529,000
Meritage Homes Corp., 7.0%, 5/1/2014 (f)	360,000	369,450
Millennium America, Inc.:
7.625%, 11/15/2026 (f)	875,000	840,000
9.25%, 6/15/2008 (f)	160,000	178,400
144A, 9.25%, 6/15/2008	625,000	696,875
Motors and Gears, Inc., 10.75%, 11/15/2006	850,000	807,500
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	360,000	392,400
Samsonite Corp., 8.875%, 6/1/2011	165,000	175,725
Sea Containers Ltd., 10.5%, 5/15/2012	305,000	314,531
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	400,000	398,500
Ship Finance International Ltd., 8.5%, 12/15/2013	855,000	867,825
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	460,000	468,050
10.375%, 7/1/2012	460,000	517,500
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	305,000	352,275
Thermadyne Holdings Corp., 9.25%, 2/1/2014	355,000	337,250
United Rentals North America, Inc.:
6.5%, 2/15/2012	500,000	495,000
7.0%, 2/15/2014 (f)	140,000	129,150
7.75%, 11/15/2013 (f)	215,000	208,012
Westlake Chemical Corp., 8.75%, 7/15/2011	75,000	84,563
		20,984,821
Information Technology 0.5%
Activant Solutions, Inc., 10.5%, 6/15/2011	490,000	510,825
Itron, Inc., 144A, 7.75%, 5/15/2012	210,000	212,625
Lucent Technologies, Inc.:
6.45%, 3/15/2029	1,130,000	970,388
7.25%, 7/15/2006 (f)	260,000	275,600
		1,969,438
Materials 4.8%
Aqua Chemical, Inc., 11.25%, 7/1/2008	555,000	427,350
ARCO Chemical Co., 9.8%, 2/1/2020	2,070,000	2,297,700
Associated Materials, Inc., 144A, Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	1,150,000	856,750
Boise Cascade LLC:
144A, 5.005%**, 10/15/2012	170,000	173,825
144A, 7.125%, 10/15/2014	85,000	88,724
Caraustar Industries, Inc., 9.875%, 4/1/2011 (f)	380,000	412,300
Constar International, Inc., 11.0%, 12/1/2012 (f)	335,000	319,925
Dayton Superior Corp.:
10.75%, 9/15/2008	425,000	452,625
13.0%, 6/15/2009	685,000	678,150
GEO Specialty Chemicals, Inc., 10.125%, 8/1/2008*	535,000	278,200
Georgia-Pacific Corp.:
8.0%, 1/15/2024	1,210,000	1,400,575
9.375%, 2/1/2013	765,000	900,787
Graham Packaging Co., Inc., 144A, 8.5%, 10/15/2012	445,000	467,250
Hercules, Inc.:
6.75%, 10/15/2029	375,000	382,500
11.125%, 11/15/2007	632,000	764,720
Hexcel Corp., 9.75%, 1/15/2009 (f)	435,000	457,837
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	620,000	716,100
Huntsman LLC, 11.625%, 10/15/2010	685,000	807,444
IMC Global, Inc., 10.875%, 8/1/2013 (f)	50,000	63,125
Intermet Corp., 9.75%, 6/15/2009*	280,000	110,600
International Steel Group, Inc., 6.5%, 4/15/2014	995,000	1,064,650
MMI Products, Inc., Series B, 11.25%, 4/15/2007 (f)	305,000	308,050
Neenah Corp.:
144A, 11.0%, 9/30/2010	665,000	731,500
144A, 13.0%, 9/30/2013	428,070	440,912
Omnova Solutions, Inc., 11.25%, 6/1/2010	385,000	427,350
Owens-Brockway Glass Container, 8.25%, 5/15/2013 (f)	335,000	368,500
Oxford Automotive Inc, 144A, 12.0%, 10/15/2010 (f)*	880,000	325,600
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	110,000	97,900
11.125%, 9/1/2009	495,000	532,125
13.0%, 6/1/2010 (f)	50,000	46,625
Portola Packaging, Inc., 8.25%, 2/1/2012 (f)	270,000	211,950
Radnor Holdings Corp., 11.0%, 3/15/2010	455,000	350,350
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	255,000	261,375
Tekni-Plex, Inc., 144A, 8.75%, 11/15/2013	90,000	85,838
TriMas Corp., 9.875%, 6/15/2012	1,115,000	1,142,875
United States Steel LLC, 9.75%, 5/15/2010 (f)	522,000	597,690
		19,049,777
Telecommunication Services 4.5%
AirGate PCS, Inc., 144A, 5.85%**, 10/15/2011	225,000	230,625
American Cellular Corp., Series B, 10.0%, 8/1/2011	1,750,000	1,470,000
American Tower Corp., 144A, 7.125%, 10/15/2012	225,000	228,938
AT&T Corp., 8.0%, 11/15/2031	325,000	376,188
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	190,000	185,012
8.375%, 1/15/2014 (f)	1,755,000	1,676,025
Crown Castle International Corp., 9.375%, 8/1/2011	310,000	351,850
Dobson Cellular Systems, Inc.:
144A, 6.96%**, 11/1/2011	280,000	287,700
144A, 8.375%, 11/1/2011	200,000	206,250
Dobson Communications Corp., 8.875%, 10/1/2013	660,000	443,850
GCI, Inc., 7.25%, 2/15/2014	350,000	346,500
Insight Midwest LP, 9.75%, 10/1/2009	270,000	283,838
LCI International, Inc., 7.25%, 6/15/2007	685,000	628,487
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	200,000	172,000
MCI, Inc.:
6.688%, 5/1/2009	740,000	729,825
7.735%, 5/1/2014	1,390,000	1,339,612
Nextel Communications, Inc., 5.95%, 3/15/2014	285,000	291,413
Nextel Partners, Inc., 8.125%, 7/1/2011	400,000	438,000
Northern Telecom Capital, 7.875%, 6/15/2026	965,000	945,700
PanAmSat Corp., 144A, 9.0%, 8/15/2014	890,000	943,400
Qwest Corp.:
7.25%, 9/15/2025 (f)	2,450,000	2,241,750
144A, 7.875%, 9/1/2011	10,000	10,650
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	865,000	1,027,187
144A, 14.0%, 12/15/2014	760,000	942,400
Rural Cellular Corp., 9.875%, 2/1/2010 (f)	350,000	352,625
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	270,000	227,475
Triton PCS, Inc., 8.5%, 6/1/2013	405,000	371,588
Ubiquitel Operating Co., 9.875%, 3/1/2011	535,000	579,137
US Unwired, Inc., Series B, 10.0%, 6/15/2012	400,000	433,000
Western Wireless Corp., 9.25%, 7/15/2013	110,000	117,150
		17,878,175
Utilities 2.1%
AES Corp., 144A, 8.75%, 5/15/2013	235,000	271,425
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012 (f)	335,000	377,712
Aquila, Inc., 14.875%, 7/1/2012 (f)	180,000	246,600
Calpine Corp.:
8.25%, 8/15/2005 (f)	380,000	371,450
144A, 8.5%, 7/15/2010 (f)	490,000	360,150
CMS Energy Corp., 8.5%, 4/15/2011	510,000	578,850
DPL, Inc., 6.875%, 9/1/2011	1,340,000	1,460,600
Illinova Corp., 11.5%, 12/15/2010 (f)	976,000	1,157,463
Midwest Generation LLC, 8.75%, 5/1/2034	235,000	266,138
NorthWestern Corp., 144A, 5.875%, 11/1/2014	250,000	257,813
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	1,650,000	1,817,062
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	135,000	153,900
10.0%, 10/1/2009	200,000	241,000
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	735,000	790,125
		8,350,288
Total Corporate Bonds (Cost $166,373,671)		168,603,212

Foreign Bonds — US$ Denominated 22.6%
Alestra SA de RL de CV, 8.0%, 6/30/2010	135,000	109,350
Antenna TV SA, 9.0%, 8/1/2007	350,000	353,500
Aries Vermogensverwaltung GmbH:
144A, Series C, 9.6%, 10/25/2014	750,000	875,625
Series C, 9.6%, 10/25/2014	750,000	877,275
Avecia Group PLC, 11.0%, 7/1/2009	1,205,000	1,132,700
Axtel SA, 11.0%, 12/15/2013	615,000	639,600
Biovail Corp., 7.875%, 4/1/2010 (f)	200,000	207,500
Burns Philp Capital Property, 10.75%, 2/15/2011	140,000	156,800
Calpine Canada Energy Finance, 8.5%, 5/1/2008 (f)	915,000	562,725
Cascades, Inc., 7.25%, 2/15/2013	745,000	804,600
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	720,000	705,600
Conproca SA de CV, 12.0%, 6/16/2010	395,000	501,650
Corp. Durango SA:
13.125%, 8/1/2006* (f)	150,000	93,000
144A, 13.75%, 7/15/2009*	500,000	310,000
Cosan SA Industria E Comercio, 144A, 9.0%, 11/1/2009	165,000	166,650
CP Ships Ltd., 10.375%, 7/15/2012	500,000	576,250
Crown Euro Holdings SA, 10.875%, 3/1/2013	345,000	409,688
Dominican Republic:
9.04%, 1/23/2013	980,000	795,025
144A, 9.04%, 1/23/2013	225,000	182,531
9.5%, 9/27/2006	150,000	131,813
Dresdner Bank (Kyivstar), 144A, 10.375%, 8/17/2009	200,000	221,000
Eircom Funding, 8.25%, 8/15/2013	490,000	545,125
Embratel, Series B, 11.0%, 12/15/2008	440,000	489,500
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	800,000	80
11.5%, 12/15/2007*	2,345,000	235
Fage Dairy Industry SA, 9.0%, 2/1/2007	1,280,000	1,286,400
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus ..875%, Series L, 3.125%**, 4/15/2012	441,180	402,841
8.875%, 10/14/2019 (f)	505,000	498,688
9.25%, 10/22/2010	380,000	407,170
11.0%, 8/17/2040	1,900,000	2,143,200
11.5%, 3/12/2008	1,100,000	1,272,150
14.5%, 10/15/2009	1,400,000	1,799,000
Flextronics International Ltd., 6.5%, 5/15/2013	340,000	357,000
Gaz Capital SA, 144A, 8.625%, 4/28/2034	425,000	472,812
Gazprom OAO, 144A, 9.625%, 3/1/2013	380,000	437,000
Government of Ukraine:
6.875%, 3/4/2011	500,000	503,100
7.65%, 6/11/2013	2,000,000	2,056,600
Grupo Posadas SA de CV, 144A, 8.75%, 10/4/2011	200,000	205,000
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	640,000	646,400
Innova S. de R.L., 9.375%, 9/19/2013 (f)	405,000	450,562
INTELSAT, 6.5%, 11/1/2013	520,000	445,917
ISPAT Inland ULC, 9.75%, 4/1/2014	595,000	722,925
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	650,000	741,000
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	810,000	907,200
LeGrand SA, 8.5%, 2/15/2025	455,000	522,112
LG Telecom Ltd., 144A, 8.25%, 7/15/2009	355,000	378,139
Luscar Coal Ltd., 9.75%, 10/15/2011	585,000	666,900
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	920,000	929,200
Mizuho Financial Group , 8.375%, 12/29/2049	345,000	376,016
Mobifon Holdings BV, 12.5% , 7/31/2010	785,000	930,225
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	355,000	362,988
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	705,000	616,875
Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010	788,061	752,500
Nortel Networks Corp., 6.875%, 9/1/2023 (f)	150,000	139,500
Nortel Networks Ltd., 6.125%, 2/15/2006	1,765,000	1,804,712
Petroleos Mexicanos SA, 9.5%, 9/15/2027	800,000	986,000
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	2,005,027	2,285,731
Province of Ontario, 2.65%, 12/15/2006 (f)	8,000,000	7,939,608
Republic of Argentina:
Series BGLO, 8.375%, 12/20/2049*	1,000,000	296,250
9.75%, 9/19/2027*	3,449,000	1,017,455
11.375%, 3/15/2010*	2,945,000	905,587
Series BGL5, 11.375%, 1/30/2017*	85,000	26,988
11.75%, 4/7/2009*	800,000	246,000
11.75%, 12/31/2049*	670,000	211,050
Series 2018, 12.25%, 6/19/2018*	424,500	127,350
12.375%, 2/21/2012*	1,900,000	589,000
Republic of Bulgaria, 8.25%, 1/15/2015	3,070,000	3,838,728
Republic of Ecuador, Step-up Coupon, 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030	1,700,000	1,423,750
Republic of Peru, 8.375%, 5/3/2016	500,000	521,250
Republic of Philippines:
9.375%, 1/18/2017	1,600,000	1,650,000
9.5%, 10/21/2024	750,000	811,875
9.875%, 1/15/2019	250,000	251,562
Republic of Turkey:
7.25%, 3/15/2015 (f)	285,000	285,000
9.0%, 6/30/2011	280,000	311,150
9.5%, 1/15/2014	225,000	258,188
10.5%, 1/13/2008	290,000	331,122
11.0%, 1/14/2013	1,150,000	1,418,812
11.75%, 6/15/2010	250,000	310,000
11.875%, 1/15/2030	2,450,000	3,344,250
12.375%, 6/15/2009	1,320,000	1,638,450
Republic of Uruguay:
7.5%, 3/15/2015	110,000	96,800
(PIK), 7.875%, 1/15/2033	699	568
Republic of Venezuela:
3.09%**, 4/20/2011	900,000	783,000
5.375%, 8/7/2010	300,000	274,140
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	500,000	491,250
8.5%, 10/8/2014	700,000	710,500
9.375%, 1/13/2034	300,000	306,300
10.75%, 9/19/2013	1,700,000	1,965,200
Rhodia SA:
7.625%, 6/1/2010 (f)	310,000	303,800
8.875%, 6/1/2011 (f)	310,000	289,850
10.25%, 6/1/2010 (f)	180,000	195,300
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	355,000	339,025
Russian Federation:
Series REGS, Step-up Coupon 5.0% to 3/31/2007, 7.5% to 3/31/2030	5,590,000	5,590,000
12.75%, 6/24/2028	200,000	318,000
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	100,000	92,500
Series VII, 3.0%, 5/14/2011	210,000	173,523
Secunda International Ltd., 144A, 9.76%**, 9/1/2012	275,000	270,875
Shaw Communications, Inc.:
Series B, 7.2%, 12/15/2011 (f)	85,000	93,500
Series B, 7.25%, 4/6/2011	335,000	368,500
Series B, 8.25%, 4/11/2010	1,000,000	1,147,500
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	280,000	290,500
Sistema Capital SA, 144A, 8.875%, 1/28/2011	85,000	86,913
Stena AB, 9.625% , 12/1/2012	175,000	197,094
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	935,000	710,600
Tembec Industries, Inc., 8.5%, 2/1/2011 (f)	1,675,000	1,712,687
TFM SA de CV:
10.25%, 6/15/2007	1,655,000	1,737,750
11.75%, 6/15/2009	690,000	702,075
12.5%, 6/15/2012	40,000	45,400
United Mexican States:
7.5%, 4/8/2033	1,700,000	1,812,200
8.0%, 9/24/2022	960,000	1,101,600
8.125%, 12/30/2019	1,300,000	1,522,950
9.875%, 2/1/2010	600,000	744,600
Vicap SA, 11.375%, 5/15/2007	160,000	161,600
Vitro Envases Norteamrca SA, 144A, 10.75%, 7/23/2011	285,000	282,150
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (f)	490,000	472,850
Total Foreign Bonds — US$ Denominated (Cost $86,535,410)		90,498,210

Foreign Bonds — Non US$ Denominated 22.6%
Aries Vermogensverwaltung GmbH, Series B, 7.75%, 10/25/2009 EUR	1,500,000	2,086,915
Cablecom Luxembourg SCA, 144A, 9.375%, 4/15/2014 EUR	535,000	721,843
Federative Republic of Brazil, 11.0%, 2/4/2010 EUR	720,000	1,040,513
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	455,000	602,266
Huntsman International LLC, 10.125%, 7/1/2009 EUR	445,000	597,566
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	1,070,000	1,566,844
Kingdom of Spain, 6.0%, 1/31/2008 EUR	16,000,000	22,460,102
Mexican Fixed Rate Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	38,000,000	2,598,623
Series MI-10, 8.0%, 12/19/2013 MXN	7,192,500	546,688
Province of Ontario, 1.875%, 1/25/2010 JPY	875,000,000	8,754,817
Republic of Argentina:
7.5%, 5/23/2049* EUR	1,400,353	501,456
12.0%, 9/19/2016* EUR	204,517	76,505
Republic of Greece, 4.6%, 5/20/2013 EUR	17,250,000	23,107,731
Republic of Italy, 10.5%, 4/28/2014 GBP	7,450,000	19,094,988
Republic of Peru, 7.5%, 10/14/2014 EUR	620,000	786,971
Republic of Philippines, 9.125%, 2/22/2010 EUR	600,000	794,197
Republic of Romania, 8.5%, 5/8/2012 EUR	1,970,000	3,136,694
Republic of Turkey, Zero Coupon, 12/7/2005 TRL	2,500,000,000,000	1,346,527
TRW Automotive, Inc., 11.75%, 2/15/2013 EUR	220,000	332,003
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	230,000	289,735
Total Foreign Bonds — Non US$ Denominated (Cost $81,130,308)		90,442,984

US Government Backed 8.2%
US Treasury Bond:
5.375%, 2/15/2031 (f)	1,080,000	1,173,024
6.25%, 8/15/2023 (f)	6,400,000	7,560,000
7.25%, 5/15/2016 (f)	5,075,000	6,438,115
7.5%, 11/15/2016	1,200,000	1,554,140
12.0%, 8/15/2013 (f)	2,880,000	3,791,137
12.75%, 11/15/2010 (d)	6,100,000	6,745,740
US Treasury Note:
4.75%, 11/15/2008 (f)	1,250,000	1,328,515
5.75%, 8/15/2010 (f)	2,000,000	2,236,640
6.125%, 8/15/2007 (f)	1,850,000	2,015,632
Total US Government Backed (Cost $34,434,646)		32,842,943
	Shares	Value ($)

Common Stocks 0.0%
Catalina Restaurant Group, Inc.*	4,239	6,782
IMPSAT Fiber Networks, Inc.*	20,919	113,172
Total Common Stocks (Cost $1,220,346)		119,954

Warrants 0.0%
DeCrane Aircraft Holdings, Inc., 144A*	2,740	27
Destia Communications, Inc., 144A*	1,425	0
Total Warrants (Cost $14)		27

Preferred Stocks 0.3%
Paxson Communications Corp., 14.25% (PIK)	84	638,400
TNP Enterprises, Inc., 14.50%, "D" (PIK)	3,500	402,500
Total Preferred Stocks (Cost $1,168,823)		1,040,900

Convertible Preferred Stocks 0.2%
Hercules Trust II, 6.50% (Cost $703,990)	1,085	868,000
	Principal Amount ($) (c)	Value ($)

Convertible Bonds 0.2%
Consumer Discretionary 0.2%
DIMON, Inc., 6.25%, 3/31/2007	655,000	614,062
HIH Capital Ltd.: Series Dom, 144A, 7.5%, 9/25/2006	110,000	103,130
Series Euro, 7.5%, 9/25/2006	45,000	42,189
Total Convertible Bonds (Cost $745,978)		759,381

Asset Backed 0.1%
Automobile Receivables 0.1%
MMCA Automobile Trust, "B", Series 2002-2, 4.67%, 3/15/2010 (Cost $274,781)	294,264	291,080
Loan Participations 0.5%
Kingdom of Morocco, Series A, 2.78%**, 1/5/2009	470,000	462,950
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.813%**, 3/4/2010	1,301,004	1,287,995
Total Loan Participation (Cost $1,736,086)		1,750,945
	Units	Value ($)

Other 0.0%
SpinCycle, Inc.	26,151	147,230
SpinCycle, Inc., "F"	184	1,036
Total Other (Cost $63,913)		148,266

	Contracts	Value ($)

Purchased Foreign Currency Options 0.2%
SEK Call/USD Put January 2005, 7.33 Strike Price	62,441,000	358,397
JPY Call/USD Put January 2005, 109.1 Strike Price	868,332,500	317,436
Total Purchased Foreign Currency Options (Cost $305,989)		675,833

	Shares	Value ($)

Securities Lending Collateral 13.4%
Daily Assets Fund Institutional, 1.80% (e) (g) (Cost $53,661,030)	53,661,030	53,661,030

Cash Equivalents 1.1%
Scudder Cash Management QP Trust, 1.80% (b) (Cost $4,475,818)	4,475,818	4,475,818
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $432,830,803) (a)	111.5	446,178,583
Other Assets and Liabilities, Net	(11.5)	(45,893,111)
Net Assets	100.0	400,285,472

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2004.

(a) The cost for federal income tax purposes was $437,245,048. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $8,933,535. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,591,612 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,658,077.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Principal amount in US dollars unless otherwise noted.

(d) At October 31, 2004, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

(e) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f) All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at October 31, 2004 amounted to $52,766,693, which is 13.2% of total net assets.

(g) Represents collateral held in connection with securities lending.

PIK denotes that interest or dividend is paid in kind.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At October 31, 2004, open futures contracts sold were as follows:

Futures	Expiration Date	Contract Amounts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
UK Treasury Bond	12/29/2004	198	38,697,951	39,407,599	(709,648)
5 Year US Treasury Note	12/20/2004	204	22,447,270	22,720,500	(273,230)
2 Year US Treasury Note	12/30/2004	221	46,702,623	46,800,203	(97,580)
Total unrealized depreciation					(1,080,458)

The accompanying notes are an integral part of the financial statements.

At October 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contract Amounts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Canadian Government Bonds	12/20/2004	137	12,257,652	12,483,033	225,381
10 Year Germany Treasury Bond	12/8/2004	169	24,740,732	25,274,721	533,989
10 Year Japan Bond	12/9/2004	13	16,643,340	16,959,724	316,384
10 Year US Treasury Note	12/20/2004	128	14,264,517	14,536,000	271,483
Total unrealized appreciation					1,347,237
Written Options	Contract Amounts	Expiration Date	Strike Price ($)	Value ($)
Put Options SEK Put / USD Call	62,441,000	1/21/2005	7.33	77,278
JPY Put / USD Call	868,332,500	1/21/2005	109.10	48,531
Total outstanding written options (Premiums received $296,926)				125,809
Currency Abbreviations
EUR	Euro	MXN	Mexican Pesos
GBP	British Pounds	SEK	Swedish Krona
JPY	Japanese Yen	TRL	Turkish Lire

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investments: Investments in securities, at value (cost $374,693,955) including $52,766,693 of securities loaned	$ 388,041,735
Investment in Scudder Cash Management QP Trust (cost $4,475,818)	4,475,818
Investment in Daily Assets Fund Institutional (cost $53,661,030)*	53,661,030
Total investments in securities, at value (cost $432,830,803)	446,178,583
Cash	966,034
Foreign currency, at value (cost $3,020,627)	3,070,468
Receivable for investments sold	5,801,498
Interest receivable	9,160,775
Receivable for Fund shares sold	320,633
Receivable for daily variation margin on open futures contracts	67,293
Unrealized appreciation on forward foreign currency exchange contracts	69,686
Other assets	31,157
Total assets	465,666,127
Liabilities
Payable for investments purchased	8,310,692
Payable upon return of securities loaned	53,661,030
Payable for Fund shares redeemed	1,186,824
Unrealized depreciation on forward foreign currency exchange contracts	1,522,255
Written options, at value (premiums received $296,926)	125,809
Accrued management fee	190,448
Other accrued expenses and payables	383,597
Total liabilities	65,380,655
Net assets, at value	$ 400,285,472

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2004 (continued)
Net Assets
Net assets consist of: Undistributed net investment income	1,410,316
Net unrealized appreciation (depreciation) on: Investments	13,347,780
Futures	266,779
Written options	171,117
Foreign currency related transactions	(1,325,518)
Accumulated net realized gain (loss)	(114,670,684)
Paid-in capital	501,085,682
Net assets, at value	$ 400,285,472
Net Asset Value
Class A Net Asset Value and redemption price per share ($334,173,556 ÷ 70,192,040 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.76
Maximum offering price per share (100 ÷ 95.5 of $4.76)	$ 4.98

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($45,723,691 ÷ 9,610,832 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.76

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($20,388,225 ÷ 4,259,238 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.79

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Income: Dividends	$ 260,170
Interest	28,309,913
Interest — Scudder Cash Management QP Trust	128,764
Securities lending income, including income from Daily Assets Fund Institutional	114,490
Total Income	28,813,337
Expenses: Management fee	2,319,802
Services to shareholders	799,972
Custodian fees	93,288
Distribution service fees	1,513,612
Auditing	56,505
Legal	19,437
Trustees' fees and expenses	36,635
Reports to shareholders	57,000
Registration fees	37,350
Other	16,663
Total expenses, before expense reductions	4,950,264
Expense reductions	(2,887)
Total expenses, after expense reductions	4,947,377
Net investment income	23,865,960

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004 (continued)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	$ 1,155,667
Futures	868,112
Written options	231,511
Foreign currency related transactions	(1,701,995)
553,295
Net unrealized appreciation (depreciation) during the period on: Investments	21,595,029
Futures	371,680
Written options	171,117
Foreign currency related transactions	(1,215,776)
20,922,050
Net gain (loss) on investment transactions	21,475,345
Net increase (decrease) in net assets resulting from operations	$ 45,341,305

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income	$ 23,865,960	$ 24,678,544
Net realized gain (loss) on investment transactions	553,295	(19,925,447)
Net unrealized appreciation (depreciation) on investment transactions during the period	20,922,050	66,338,898
Net increase (decrease) in net assets resulting from operations	45,341,305	71,091,995
Distributions to shareholders from: Net investment income: Class A	(21,182,999)	(6,871,503)
Class B	(3,091,322)	(1,462,167)
Class C	(1,131,402)	(349,565)
Tax return of capital: Class A	—	(15,461,203)
Class B	—	(3,289,942)
Class C	—	(786,536)
Fund share transactions: Proceeds from shares sold	67,182,472	99,273,790
Reinvestment of distributions	17,048,946	18,557,361
Cost of shares redeemed	(123,957,745)	(137,586,945)
Net increase (decrease) in net assets from Fund share transactions	(39,726,327)	(19,755,794)
Increase (decrease) in net assets	(19,790,745)	23,115,285
Net assets at beginning of period	420,076,217	396,960,932
Net assets at end of period (including undistributed net investment income of $1,410,316 and $171,110, respectively)	$ 400,285,472	$ 420,076,217

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 4.53	$ 4.08	$ 4.33	$ 4.57	$ 5.26
Income (loss) from investment operations: Net investment income (loss)[b]	.28	.27	.32	.39	.48
Net realized and unrealized gain (loss) on investment transactions	.25	.49	(.21)	(.20)	(.72)
Total from investment operations	.53	.76	.11	.19	(.24)
Less distributions from: Net investment income	(.30)	(.10)	(.25)	(.34)	(.34)
Tax return of capital	—	(.21)	(.11)	(.09)	(.11)
Total distributions	(.30)	(.31)	(.36)	(.43)	(.45)
Net asset value, end of period	$ 4.76	$ 4.53	$ 4.08	$ 4.33	$ 4.57
Total Return (%)[c]	12.01	19.05	2.38	4.47	(4.91)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	334	329	300	322	359
Ratio of expenses before expense reductions (%)	1.05	1.12	1.12	1.21[d]	1.10
Ratio of expenses after expense reductions (%)	1.05	1.12	1.12	1.19[d]	1.09
Ratio of net investment income (loss) (%)	6.01	6.11	7.54	8.78	9.55
Portfolio turnover rate (%)	169	180	86	124	37

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 8.04% to 7.54%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.18% and 1.18%, respectively.

Class B
Years Ended October 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 4.52	$ 4.08	$ 4.33	$ 4.57	$ 5.26
Income (loss) from investment operations: Net investment income (loss)[b]	.24	.23	.29	.35	.43
Net realized and unrealized gain (loss) on investment transactions	.25	.48	(.21)	(.21)	(.72)
Total from investment operations	.49	.71	.08	.14	(.29)
Less distributions from: Net investment income	(.25)	(.08)	(.23)	(.30)	(.30)
Tax return of capital	—	(.19)	(.10)	(.08)	(.10)
Total distributions	(.25)	(.27)	(.33)	(.38)	(.40)
Net asset value, end of period	$ 4.76	$ 4.52	$ 4.08	$ 4.33	$ 4.57
Total Return (%)[c]	11.03	18.08	1.77	3.20	(5.85)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	71	82	100	119
Ratio of expenses before expense reductions (%)	1.94	1.94	1.94	2.22[d]	2.11
Ratio of expenses after expense reductions (%)	1.94	1.94	1.94	2.22[d]	2.10
Ratio of net investment income (loss) (%)	5.12	5.29	6.73	7.75	8.50
Portfolio turnover rate (%)	169	180	86	124	37

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 7.23% to 6.73%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.19% and 2.19%, respectively.

Class C
Years Ended October 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 4.56	$ 4.11	$ 4.36	$ 4.60	$ 5.29
Income (loss) from investment operations: Net investment income (loss)[b]	.24	.24	.29	.37	.45
Net realized and unrealized gain (loss) on investment transactions	.25	.49	(.20)	(.21)	(.72)
Total from investment operations	.49	.73	.09	.16	(.27)
Less distributions from: Net investment income	(.26)	(.09)	(.23)	(.31)	(.32)
Tax return of capital	—	(.19)	(.11)	(.09)	(.10)
Total distributions	(.26)	(.28)	(.34)	(.40)	(.42)
Net asset value, end of period	$ 4.79	$ 4.56	$ 4.11	$ 4.36	$ 4.60
Total Return (%)[c]	11.08	18.20	2.00	3.55	(5.51)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	20	15	16	19
Ratio of expenses before expense reductions (%)	1.90	1.79	1.76	1.87[d]	1.76
Ratio of expenses after expense reductions (%)	1.90	1.79	1.76	1.84[d]	1.75
Ratio of net investment income (loss) (%)	5.16	5.44	6.90	8.13	8.87
Portfolio turnover rate (%)	169	180	86	124	37

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 7.40% to 6.90%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.83% and 1.83%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Strategic Income Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 31, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $110,356,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($2,523,000), October 31, 2007 ($18,866,000), October 31, 2008 ($25,665,000), October 31, 2009 ($20,682,000), October 31, 2010 ($38,904,000), October 31, 2011 ($2,469,000), and October 31, 2012 ($1,247,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss, premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (110,356,000)
Net unrealized appreciation (depreciation) on investments	$ 8,933,535

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Distribution Fee	Years Ended October 31,
	2004	2003
Distributions from ordinary income*	$ 25,405,723	$ 8,683,235
Distributions from return of capital	$ —	$ 19,537,681

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $530,091,168 and $602,241,933, respectively. Purchases and sales of US Treasury securities aggregated $117,177,903 and $81,592,041, respectively.

For the year ended October 31, 2004, transactions for written options were as follows:

	Contract Amounts	Premium ($)
Outstanding at October 31, 2003	—	—
Options written	5,133,558,350	1,759,271
Options closed	(4,202,784,850)	(781,706)
Options exercised	—	—
Options expired	—	(680,639)
Outstanding at October 31, 2004	930,773,500	296,926

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.57% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of the portion of the Fund's net assets invested in emerging market debt securities. The subadvisor is paid by the Advisor for its services.

In addition, for the year ended October 31, 2004, the Advisor agreed to reimburse the Fund $2,539, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets for Class A, B and C shares, respectively (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended October 31, 2004, the amount charged to the Fund by SISC was as follows:

Service Provider Fee	Total Aggregated	Unpaid at October 31, 2004
Class A	$ 486,665	$ 60,852
Class B	156,220	20,440
Class C	48,370	5,815
	$ 691,255	$ 87,107

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2004
Class B	$ 423,694	$ 27,923
Class C	151,747	12,728
	$ 575,441	$ 40,651

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2004	Annual Effective Rate
Class A	$ 752,173	$ 127,385.23%
Class B	137,324	19,637.24%
Class C	48,674	8,439.24%
	$ 938,171	$ 155,461

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2004 aggregated $32,811 and $226, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2004, the CDSC for Class B and C shares aggregated $148,008 and $2,585, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2004, SDI received $5.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2004, the custodian fees were reduced by $348 for the Fund's custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

H. Forward Foreign Currency Commitments

As of October 31, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
CAD	20,550	USD	16,859	11/2/2004	$ 12
MXN	5,758,801	USD	491,617	3/9/2005	4,045
MXN	13,772,000	USD	1,179,514	1/27/2005	5,011
USD	7,356	JPY	780,000	11/1/2004	10
USD	62,823	CAD	76,720	11/1/2004	74
USD	66,588	EUR	52,390	11/1/2004	413
USD	92,646	EUR	75,066	3/9/2005	3,372
USD	111,227	EUR	90,282	3/9/2005	4,254
USD	461,526	EUR	366,000	1/27/2005	6,528
USD	518,445	EUR	407,000	1/27/2005	2,042
USD	620,000	TRL	1,001,920,000,000	1/27/2005	29,583
USD	631,249	EUR	495,000	1/27/2005	1,776
USD	919,706	EUR	729,000	1/27/2005	12,566
Total unrealized appreciation					$ 69,686
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation
BRL	1,909,500	USD	640,342	1/27/2005	$ (19,130)
EUR	5,070	USD	6,479	11/2/2004	(5)
EUR	53,314	USD	65,683	3/9/2005	(2,512)
EUR	53,626	USD	68,448	3/9/2005	(146)
EUR	53,626	USD	67,730	3/9/2005	(864)
EUR	58,235	USD	71,395	3/9/2005	(3,093)
EUR	133,273	USD	169,407	3/9/2005	(1,065)
EUR	136,281	USD	173,604	3/9/2005	(716)
EUR	206,667	USD	256,167	3/9/2005	(8,184)
EUR	223,603	USD	271,454	3/9/2005	(14,561)
EUR	241,485	USD	196,329	3/9/2005	(112,558)
EUR	263,447	USD	324,435	3/9/2005	(12,545)
EUR	274,931	USD	350,000	1/27/2005	(1,592)
EUR	616,000	USD	785,720	1/27/2005	(2,044)
EUR	2,195,491	USD	2,694,394	3/9/2005	(113,900)
EUR	8,287,998	USD	10,455,310	1/27/2005	(143,696)
EUR	13,751,595	USD	16,873,207	1/21/2005	(712,707)
GBP	33,660	USD	61,547	11/1/2004	(278)
GBP	55,440	USD	101,483	11/2/2004	(339)
GBP	6,045,828	USD	10,731,345	1/21/2005	(307,704)
TRL	1,001,920,000,000	USD	615,808	1/27/2005	(33,775)
TRL	1,818,267,000,000	USD	1,165,182	1/27/2005	(13,670)
USD	51,592	JPY	5,460,000	11/2/2004	(26)
USD	648,748	ARS	1,943,000	1/27/2005	(4,891)
USD	1,300,000	BRL	3,961,750	1/28/2004	(12,254)
Total unrealized depreciation					$ (1,522,255)
Currency Abbreviations
ARS	Argentine Peso	GBP	British Pounds	USD	US Dollar
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollars	MXN	Mexican Pesos
EUR	Euro	TRL	Turkish Lira

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	10,954,051	$ 50,935,228	16,206,491	$ 70,571,666
Class B	2,283,959	10,540,041	4,742,267	20,786,178
Class C	1,219,779	5,707,203	1,787,554	7,915,946
		$ 67,182,472		$ 99,273,790
Shares issued to shareholders in reinvestment of distributions
Class A	3,086,200	$ 14,253,270	3,371,804	$ 14,745,891
Class B	432,069	1,993,261	691,174	3,013,350
Class C	172,733	802,415	181,140	798,120
		$ 17,048,946		$ 18,557,361
Shares redeemed
Class A	(16,487,130)	$ (76,257,916)	(20,400,596)	$ (88,779,082)
Class B	(8,866,661)	(40,897,932)	(9,712,491)	(42,613,467)
Class C	(1,465,845)	(6,801,897)	(1,408,124)	(6,194,396)
		$ (123,957,745)		$ (137,586,945)
Net increase (decrease)
Class A	(2,446,879)	$ (11,069,418)	(822,301)	$ (3,461,525)
Class B	(6,150,633)	(28,364,630)	(4,279,050)	(18,813,939)
Class C	(73,333)	(292,279)	560,570	2,519,670
		$ (39,726,327)		$ (19,755,794)

J. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Scudder Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Strategic Income Fund, (the "Fund"), as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Strategic Income Fund, at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 22, 2004
Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended October 31, 2004, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $290,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	85
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	85
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	85
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	85
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	85
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	85
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	85
Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	85
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	85
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	139
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Address: 280 Park Avenue, New York, New York

4 Address: 345 Park Avenue, New York, New York

5 Address: Two International Place, Boston, Massachusetts

6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KSTAX	KSTBX	KSTCX
CUSIP Number	81123J-100	81123J-209	81123J-308
Fund Number	010	210	310

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2004, Scudder Strategic Income Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          SCUDDER STRATEGIC INCOME FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
October 31,      to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004             $47,833            $0             $8,441            $0
--------------------------------------------------------------------------------
2003             $43,984            $0             $7,676            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 October 31,         Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                 $281,500               $0                    $0
--------------------------------------------------------------------------------
2003                 $137,900               $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to            Total
                                Adviser and          Non-Audit Fees
                               Affiliated Fund         billed to
                              Service Providers       Adviser and
                              (engagements related    Affiliated
                 Total         directly to the       Fund Service
                Non-Audit       operations and        Providers
  Fiscal       Fees Billed    financial reporting    (all other       Total of
   Year         to Fund          of the Fund)        engagements)     (A),(B)
   Ended
October 31,       (A)                (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004            $8,441               $0                $386,601       $395,042
--------------------------------------------------------------------------------
2003            $7,676               $0               $3,879,685     $3,887,361
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that

"... an accountant's independence will be impaired if the accountant has ...
custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E & Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Strategic Income Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    -----------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Strategic Income Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    -----------------------------------------

By:                                 /s/Paul Schubert
                                    -----------------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 4, 2005
                                    -----------------------------------------